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                                                                   EXHIBIT 10.13

                                 AVANTGO, INC.

                            1997 STOCK OPTION PLAN

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------

Robert Lesko
AT&T Solutions
15000 Conference Center Drive
3rd Floor
Chantilly, VA 20151

     You have been granted an option to purchase Common Stock ("Common Stock")
                                                                ------------
of AvantGo, Inc. (the "Company") as follows:
                       -------

     Board Approval Date:               7/21/98

     Date of Grant (Later of Board
            Approval Date or
            Commencement of
            Employment/Consulting):     7/21/98

     Vesting Commencement Date:         7/21/98

     Exercise Price Per Share:          $0.25

     Total Number of Shares Granted:    30,000

     Total Exercise Price:              $7,500.00

     Type of Option:                    _____  Incentive Stock Option ("ISO")
                                                                        ---
                                          X    Nonstatutory Stock Option ("NSO")
                                        -----                              ---

     Term/Expiration Date:              7/21/08

     Vesting Schedule:                  This Option may be exercised
                                        immediately, in whole or in part, and
                                        shall vest in accordance with the
                                        following schedule: 1/6th of the Shares
                                        subject to the Option shall vest on the
                                        six (6) month anniversary of the Vesting
                                        Commencement Date and 1/36 of the total
                                        number of Shares subject to the Option
                                        shall vest on the 21st of each month
                                        thereafter.


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     Termination Period:      This Option may be exercised for 45 days after
                              termination of employment or consulting
                              relationship except as set out in Sections 6 and 7 of the Stock Option Agreement (but in no event later than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1997 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.



Robert Lesko:                      AvantGo, Inc.:


/s/ Robert J. Lesko                By: /s/ Felix Lin
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Signature

    Robert J. Lesko                        Felix Lin, CEO
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Print Name                             Print Name and Title

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